UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 18, 2010 (November 13, 2010)

VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-71934	62-1698183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee		37215
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code        (615) 665-6000

          Not applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On November 13, 2010, Registrant, Vanguard Heath Systems, Inc. (“Vanguard”) and The Detroit Medical Center, a Michigan non-profit corporation, (“DMC”), entered into Amendment No. 2 to Purchase and Sale Agreement, dated as of November 13, 2010 (“Amendment No. 2”). Amendment No. 2 is an amendment to that certain definitive Purchase and Sale Agreement dated as of June 10, 2010, as amended by Amendment No. 1 dated October 29, 2010 (collectively, the “Purchase Agreement”), pursuant to which certain wholly-owned subsidiaries of Vanguard (collectively, “Buyer”) agreed to acquire substantially all of the assets of DMC and certain entities affiliated with DMC (collectively, “Seller”), consisting primarily of eight acute care and specialty hospitals in the Detroit, Michigan metropolitan area and related healthcare facilities.

Pursuant to section 6 of Amendment No. 2, Buyer agreed to adhere to the more charitable and benevolent of DMC’s historic charity care policy and Vanguard’s corporate-wide charity care policy in effect from time to time, and agreed to prominently advise patients of: the availability of financial assistance to uninsured and underinsured patients on terms at least as generous as the applicable charity care policy; the availability of assistance in applying for Medicaid coverage; the availability of a patient-care ombudsman, a patient-care hotline, and other measures to facilitate resolution of billing and treatment issues; patients’ rights; and its debt-collection policy, which must comport with all federal and state collection practices laws.

Pursuant to section 7 of Amendment No. 2, Buyer agreed to provide certain operational information to Seller annually for at least 10 years after Closing demonstrating Buyer’s compliance with certain covenants of Buyer in the Purchase Agreement.

Pursuant to section 8 of Amendment No. 2, the Attorney General for the State of Michigan was named as an intended third party beneficiary of certain specified post-closing covenants of Buyer in the Purchase Agreement, including Buyer’s commitments to provide charity care, continue essential core services, and make specified capital investments, and was granted the right to enforce, if Seller fails to do so, Buyer’s compliance with those covenants.

Pursuant to section 9 of Amendment No. 2, the Attorney General's written consent is required to amend in anymaterial manner the Purchase Agreement prior to closing, and to amend in any material manner after closing certain specified post-closing covenants of Buyer in the Purchase Agreement, including Buyer’s covenants regarding charity care, essential core services and capital expenditures.

The foregoing is a summary of the terms of Amendment No. 2 that are material to the Registrant and does not purport to include all of the terms of Amendment No. 2. The above summary of Amendment No. 2 is subject to, and qualified in its entirety by, the full text of Amendment No. 2 attached hereto as Exhibit 2.1 and incorporated herein by reference. Amendment No. 2 has been filed as an exhibit to this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Vanguard or DMC.

Additionally, on November 13, 2010, VHS of Michigan, Inc., a wholly-owned subsidiary of the Registrant (on behalf of each Buyer and itself), and Vanguard, as guarantor, executed an agreement dated November 17, 2010, with The Detroit Medical Center (on behalf of each Seller and itself) and the Michigan Department of Attorney General (the “Enforcement Agreement”).

Pursuant to section 2 of the Enforcement Agreement, the Attorney General was named as an intended third party beneficiary of certain specified post-closing covenants of Buyer in the Purchase Agreement, including Buyer’s commitments to provide charity care, continue essential core services, and make specified capital investments, and was granted the right to enforce, if Seller fails to do so, Buyer’s compliance with those covenants.

Pursuant to section 3 of the Enforcement Agreement, the Attorney General's written consent is required to amend in anymaterial manner the Purchase Agreement prior to closing, and to amend in any material manner after closing certain specified post-closing covenants of Buyer in the Purchase Agreement, including Buyer’s covenants regarding charity care, essential core services and capital expenditures.

The foregoing is a summary of the terms of the Enforcement Agreement that are material to the Registrant or that Registrant believes may be important to security holders and does not purport to include all of the terms of the Enforcement Agreement. The above summary of the Enforcement Agreement is subject to, and qualified in its entirety by, the full text of the Enforcement Agreement attached hereto as Exhibit 2.2 and incorporated herein by reference. The Enforcement Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Vanguard or DMC.

Additionally, on November 13, 2010, VHS of Michigan, Inc., a wholly-owned subsidiary of the Registrant (on behalf of each Buyer and itself), and Vanguard, as guarantor, executed an agreement dated November 17, 2010, with The Detroit Medical Center (on behalf of each Seller and itself) and the Michigan Department of Attorney General (the “Monitoring and Compliance Agreement”).

Pursuant to section 3 of the Monitoring and Compliance Agreement, Buyer agreed to provide Seller with periodic reports and other requested information regarding its hospital operations, and Seller agreed to review and evaluate the information it receives from Buyer and publish annual reports on its findings. Seller also agreed to establish methods by which the public can easily, and at minimal or no cost, submit complaints regarding Buyer’s compliance with certain specified post-closing covenants under the Purchase Agreement.

Pursuant to section 4 of the Monitoring and Compliance Agreement, DMC agreed that its board of trustees will be restructured after closing in a manner intended to best serve DMC’s obligation to monitor and enforce Buyer’s covenants to continue providing access to necessary medical care to those who cannot afford to pay, to continue operating the safety-net hospitals and essential core healthcare services, and to make substantial capital expenditures in Detroit to improve the hospitals. DMC’s board of trustees will include members of the existing DMC board of trustees, as well as new trustees and appointees by the Mayor of Detroit, the Wayne County Executive and the Attorney General.

The foregoing is a summary of the terms of the Monitoring and Compliance Agreement that are material to the Registrant or that Registrant believes may be important to security holders and does not purport to include all of the terms of the Monitoring and Compliance Agreement. The above summary of the Monitoring and Compliance Agreement is subject to, and qualified in its entirety by, the full text of the Monitoring and Compliance Agreement attached hereto as Exhibit 2.3 and incorporated herein by reference. The Monitoring and Compliance Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Vanguard or DMC.

For further information about the Acquisition and the Purchase Agreement, reference is made to (1) Registrant’s Current Report on Form 8-K, dated June 15, 2010, File No. 333-71934, as well as to the copy of the Purchase Agreement filed as Exhibit 2 to such Form 8-K, (2) Registrant’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, File No. 333-71934, and (3) Registrant’s Current Report on Form 8-K dated November 4, 2010, File No. 333-71934.

Any statement by any representative of DMC or Vanguard made prior to the closing of the Acquisition should not be considered to be a prediction of the likelihood of the ultimate closing of the transaction.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.	The exhibits filed as part of this Report are listed in the Exhibit Index which is located at the end of this Report.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:   November 18, 2010                           VANGUARD HEALTH SYSTEMS, INC.
                                                                                                (Registrant)

                                                                        BY: /s/ Ronald P. Soltman
                                                                               Ronald P. Soltman
                                                                               Executive Vice President, General Counsel
                                                                               & Secretary

VANGUARD HEALTH SYSTEMS, INC.
EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 2 to Purchase and Sale Agreement, dated as of November 13, 2010, by and among The Detroit Medical Center and Vanguard Health Systems, Inc.

2.2

Enforcement Agreement dated November 17, 2010, between The Detroit Medical Center (on behalf of each Seller and DMC), VHS of Michigan, Inc.* (on behalf of each Buyer), Vanguard Health Systems, Inc. and the Michigan Department of Attorney General.

2.3

Monitoring and Compliance Agreement dated November 17, 2010, between The Detroit Medical Center (on behalf of each Seller and DMC), VHS of Michigan, Inc.* (on behalf of each Buyer), Vanguard Health Systems, Inc. and the Michigan Department of Attorney General.

*	Wholly-owned subsidiary of Vanguard Health Systems, Inc.